Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Suresh Krishna, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Proto Labs, Inc. on Form 10-Q for the fiscal quarter ended September 30, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Proto Labs, Inc.

Date: October 29, 2026	By:	/s/ Suresh Krishna
	Name:	Suresh Krishna
	Title:	President and Chief Executive Officer
I, Daniel Schumacher, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Proto Labs, Inc. on Form 10-Q for the fiscal quarter ended September 30, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Proto Labs, Inc.

Date: October 29, 2026	By:	/s/ Daniel Schumacher
	Name:	Daniel Schumacher
	Title:	Chief Financial Officer